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                                                                   EXHIBIT 4.1.1

                [American Aircarriers Support, Incorporated Logo]
Number                                                                    Shares
                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED

              INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE

COMMON STOCK                                                   CUSIP 023758 10 5

         THIS CERTIFIES THAT __________________________________________ IS THE
OWNER OF ______________________________________ FULLY PAID AND NON-ASSESSABLE
SHARES OF THE COMMON STOCK, PAR VALUE $.001 PER

                                   SHARE, OF

                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Certificate of Incorporation of the Corporation and Bylaws of the Corporation and all amendments thereto, to all of which the owner by the acceptance hereof assents. This Certificate is not valid until countersigned and registered by the Transfer Agent and Registrar.

         IN WITNESS WHEREOF, said Corporation has caused this Certificate to be signed in facsimile by its duly authorized officers.

DATED:___________________________, 19_____


                                         AMERICAN AIRCARRIERS SUPPORT,
                                         INCORPORATED


[SEAL]
                                         By:
                                            ------------------------------------
                                              Karl F. Brown, President


                                         By:
                                            ------------------------------------
                                              David M. Furr, Secretary
COUNTERSIGNED:

         AMERICAN SECURITIES TRANSFER & TRUST, INC.
                       P.O. Box 1596
                   Denver, Colorado 80201


         By: ___________________________________________
              Transfer Agent Authorized Signature



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                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED


         The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM      - as tenants in common                 UNIF GIFT MIN ACT       - ___________ Custodian ____________
TEN ENT      - as tenants by the entireties                                       (Cust)                (Minor)
JT TEN       - as joint tenants with right of                                 under Uniform Gifts to Minors
               survivorship and not as tenants                                Act _____________________________
               in common                                                                      (State)

                      Additional abbreviations may also be used though not in the above list.

         FOR VALUE RECEIVED, ___________________________ hereby sell, assign and transfer unto Please insert Social Security or other identifying number of assignee _______________________________________________________________________

  (Please Print or Typewrite Name and Address, Including Zip Code, of Assignee) ________________________________________________________________________ Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

         Dated:  _____________________, 19____


                  NOTICE:  ___________________________________________________
                           THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed:

_____________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND LOAN
ASSOCIATIONS AND CREDIT UNIONS WITH
MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT
TO S.E.C. RULE 17Ad-15.



THE CORPORATION IS AUTHORIZED TO ISSUE SHARES OF MORE THAN ONE CLASS. THE CORPORATION WILL FURNISH UPON REQUEST AND WITHOUT CHARGE A FULL STATEMENT OF THE DESIGNATIONS, PREFERENCES, LIMITATIONS, AND RELATIVE RIGHTS OF THE SHARES OF EACH CLASS AUTHORIZED TO BE ISSUED AND THE VARIATIONS IN RELATIVE RIGHTS AND PREFERENCES BETWEEN THE SHARES OF EACH SERIES OF PREFERRED CLASS, SO FAR AS THE SAME HAVE BEEN FIXED AND DETERMINED, AND THE AUTHORITY OF THE BOARD OF DIRECTORS TO FIX AND DETERMINE THE RELATIVE RIGHTS AND PREFERENCES OF SUBSEQUENT SERIES.